EXHIBIT 32.1

                                  CERTIFICATION

                       PURSUANT TO 18 U.S.C. SECTION 1350

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB (the

"Report") of Diamond Entertainment Corporation (the "Company") for the quarter ended December 31, 2004, I, James K.T. Lu, President and Co-Chief Executive

Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my

knowledge, that:

     (1)  the Report fully complies with the requirements of section 13(a) or

          15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ James K.T. Lu

                                            --------------------

                                            James K.T. Lu

                                    Title:  President and Co-Chief Executive

                                              Officer

Date:  February 14, 2004